UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 26, 2021

MAXIM INTEGRATED PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-34192	94-2896096
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

160 Rio Robles, San Jose, California 95134 (Address of principal executive offices, including zip code)

(408) 601-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value	MXIM	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 26, 2021, Maxim Integrated Products, Inc., a Delaware corporation (the “Company”), completed its previously announced combination with Analog Devices, Inc., a Massachusetts corporation (“ADI”). Pursuant to the Agreement and Plan of Merger, dated as of July 12, 2020 (the “Merger Agreement”), by and among the Company, ADI and Magneto Corp., a Delaware corporation and a wholly owned subsidiary of ADI (“Merger Sub”), Merger Sub was merged with and into the Company (the “Merger”), with the Company surviving the Merger and becoming a wholly owned subsidiary of ADI.

At the effective time of the Merger (the “Effective Time”), pursuant to the Merger Agreement, each share of common stock, par value $0.001 per share, of the Company (the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (other than treasury shares and any shares of Company Common Stock held directly by ADI or Merger Sub) was converted into the right to receive 0.6300 (the “Exchange Ratio”) of a fully paid and non-assessable share of common stock, par value $0.16 2/3 per share, of ADI (the “ADI Common Stock”), and, if applicable, cash in lieu of fractional shares, subject to any applicable tax withholding. In addition, at the Effective Time, (i) all Company restricted stock units and Company restricted shares (excluding any Company restricted stock units and Company restricted shares that by their terms become vested and settled upon the Effective Time) outstanding as of immediately prior to the Effective Time were automatically converted into restricted stock units or restricted shares, as applicable, denominated in shares of ADI Common Stock based on the Exchange Ratio and (ii) all Company performance-based market stock units (“Company MSUs”) outstanding as of immediately prior to the Effective Time (other than any Company MSUs that by their terms vested and settled immediately prior to the Effective Time) were automatically converted into time-based restricted stock unit awards denominated in shares of ADI Common Stock based on (x) the number of shares of Company Common Stock subject to each Company MSU after giving effect to any applicable provisions in the award agreement governing the Company MSU with respect to a “change in control” and (y) the Exchange Ratio. Other than the foregoing adjustments, the awards governing such converted restricted stock units or restricted shares, as applicable, will generally remain subject to the same vesting and other terms and conditions that applied to the awards immediately prior to the Effective Time (including the terms and conditions of the Company’s applicable change in control plans).

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on July 13, 2020 and is incorporated by reference herein. A copy of the Merger Agreement has been included as Exhibit 2.1 to this Current Report on Form 8-K to provide investors with information regarding its terms and not to provide any factual information about the Company or ADI.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On August 26, 2021, the Company notified the NASDAQ Global Select Market (“Nasdaq”) of the consummation of the Merger and that each outstanding share of Company Common Stock had been converted into the right to receive ADI Common Stock. The Company requested that Nasdaq (i) halt trading of the Company Common Stock on Nasdaq prior to the open of trading on August 26, 2021, (ii) withdraw the Company Common Stock from listing on Nasdaq and (iii) file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to report that the Company Common Stock is no longer listed on Nasdaq and to apply for the deregistration of the Company Common Stock under Section 12(b) of the Exchange Act. As a result, the shares of Company Common Stock, which previously traded under the symbol “MXIM,” will no longer be listed on Nasdaq.

In addition, the Company intends to file a certification on Form 15 with the SEC to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information contained in Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information contained in Item 2.01, Item 3.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger on August 26, 2021, at the Effective Time a change in control of the Company occurred and the Company became a wholly owned subsidiary of ADI.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

As a result of the Merger, each of Tracy Accardi, James R. Bergman, Joseph R. Bronson, Tunç Doluca, Robert E. Grady, Mercedes Johnson, William P. Sullivan, William D. Watkins and MaryAnn Wright resigned and ceased to be directors of the Company as of the Effective Time, and the directors of Merger Sub became the directors of the Company.

As of the Effective Time, each of the Company’s executive officers as of immediately prior to the Effective Time ceased to be officers of the Company, and the officers of Merger Sub became the officers of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, effective as of the Effective Time, the certificate of incorporation and the bylaws of the Company were amended and restated in their entirety to be in the form of the certificate of incorporation and bylaws of Merger Sub in effect as of immediately prior to the Effective Time, subject to certain changes as set forth in the Merger Agreement. Copies of the amended and restated certificate of incorporation and amended and restated bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of July 12, 2020, by and among Maxim Integrated Products, Inc., Analog Devices, Inc. and Magneto Corp (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on July 13, 2020).

3.1	Amended and Restated Certificate of Incorporation of Maxim Integrated Products, Inc.

3.2	Amended and Restated Bylaws of Maxim Integrated Products, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Maxim Integrated Products, Inc. hereby undertakes to furnish supplementally a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIM INTEGRATED PRODUCTS, INC.

By:	/s/ Prashanth Mahendra-Rajah
Name: Prashanth Mahendra-Rajah
Title: President

Date:	August 26, 2021